DELAWARE POOLED® TRUST
The Emerging Markets Portfolio II
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus
dated June 3, 2009

On November 18, 2009, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes related to the Portfolio’s investment strategy to permit investments in real estate investment trusts. These changes will be effective 60 days after the date of this Supplement.

The following information is added to the section entitled "Additional Investment Information":

Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Portfolio uses them: The Portfolio may invest up to 10% of its total net assets in REITs.

The following information is added to the section entitled "Risk Factors":

Real Estate Industry Risk: Real estate industry risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, as amended, or other similar statute in non-U.S. countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Portfolio strives to manage it: To the extent the Portfolio invests in REITs, it is subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Portfolio.

Please keep this Supplement for future reference.

This Supplement is dated November 24, 2009.